Proposed Acquisition of XLNT Veterinary Care, Inc. (dba Pet DRx)
by
Echo Healthcare Acquisition Corporation

September 5, 2007

Presentation Agenda
  Additional Information and Cautionary Language
  Executive Summary
  Valuation
  Animal Health Industry
  Company's Business
  Financial Review

September 5, 2007

Additional Information

Echo Healthcare Acquisition Corporation is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Echo securities in connection with a conference presented by Roth Capital Partners September 5-6, 2007. This presentation is filed with the Securities Exchange Commission pursuant to Rule 425.

Echo has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with its pending merger with XLNT Veterinary Care, Inc. (“Pet DRx”), and expects to mail a proxy statement/prospectus to Echo stockholders after the Registration Statement is declared effective by the SEC. You are advised to read the final proxy statement/prospectus carefully when it becomes available because it will contain important information about Echo, Pet DRx, and the merger. You can obtain the preliminary proxy statement/prospectus, the final proxy statement/prospectus when it becomes available, and Echo’s other filings with the SEC free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182.

Echo, Pet DRx and their directors, executive officers, affiliates, and Roth Capital Partners and Morgan Joseph & Co. Inc. may be deemed to be participants in the solicitation of proxies for the special meeting of Echo’s stockholders to be held to approve the transaction. The interests of solicitation participants and those who may be deemed participants in the proxy solicitation will be described in the proxy statement/prospectus with respect to the merger. Such interests may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of Directors, option and stock holdings and indemnification.

A registration statement relating to the securities to be offered in the merger has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This material shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

September 5, 2007

Cautionary Language re: Forward-Looking Statements

Except for the historical information contained herein, certain matters discussed in the accompanying presentation, including statements as to the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which Pet DRx is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its Form 10-K and 10-Q filings, and its Form S-4 filed with the SEC. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.

September 5, 2007

Executive Summary

Overview of Pet DRx Merger

Echo is a special purpose acquisition corp. (“SPAC”)
March 2006: Raised $57.5 million in IPO
June 30, 2007: Held $57.6 million in trust (~$7.97 per non-founder share)*
August 24, 2007:
Share price closed at $7.75
Warrant price closed at $0.88
Unit price closed at $8.50

Founded in 2004, Pet DRx provides veterinary primary and specialty care services through network of 26 veterinary hospitals in California
	12 months ended	3 months ended
	December 31, 2006	March 31, 2007
Revenue	$17.4 million	$10.7 million
Pro Forma Revenue	$70.3 million	$17.4 million

September 11, 2006: Echo signed merger agreement with Pet DRx
February 16, 2006: Merger agreement was amended
The estimated transaction value, after considering net cash and excess debt, represents a 1.75x multiple of 2006 Pro Forma Revenue

*Net of estimated income taxes.

September 5, 2007

Investment Rationale

Operates in a large, growing fragmented market
Strong industry fundamentals driving growth; recession resistant
Well established acquisition track record and critical mass
Significant arbitrage between public and private market values
Differentiated "Hub and Spoke" business model
Well capitalized pro forma balance sheet: $57 mm in cash
Management experienced in similar consolidation strategies
PET DRx

September 5, 2007

Transaction Terms
  Date of Definitive Agreement: September 11, 2006; amended February 16, 2007

  Market Capitalization: Pro forma capitalization will include:
Current Echo Shares Outstanding		Shares Issued for Pet DRx Common Stock*		Shares Issued for Pet DRx Options, Warrants, and Convertible Debt*		Post Merger Fully-Diluted Shares Outstanding		Share Price (8/24/07)		Post Merger Market Capitalization
8,750,000	+	15,921,781	+	2,019,398	=	26,691,179	X	$7.75	=	$206.9 million
  Transaction Value = $123.3 million
2X 2006 Pro Forma Revenue up to $60 million		1.15X 2006 Pro Forma Revenue Beyond $60 million		Value Before Excess Debt		Excess Debt*		Transaction Equity Value
$120.0 million	+	$12.3 million	=	$132.3 million	-	$9.0 million	=	$123.3 million

  Conditions to Closing:
--	Shareholder approval; less than 20% of Echo stockholders requesting redemption
--	Customary closing conditions for transactions of this nature

* Assumes conversion of $8.9 million of Pet DRx convertible debt prior to the merger, although such conversion is not mandatory

September 5, 2007

Pro Forma Ownership

Assuming No Exercise of Echo Warrants	Assuming Full Exercise of Echo Warrants

__________
(1) Based on Robert Wallace’s stock and option ownership as of June 15, 2007.

September 5, 2007

Key Executives
  Gene Burleson – Chairman of the Board
  – Served as Chairman for numerous health care companies
  – Served as CEO and Chairman of the Board for GranCare from 1990-1997

  Zubeen Shroff – Vice Chairman, Director
  – Joined Pet DRx in February 2006, became Chairman in March 2007
  – Currently serves as director of ONI Medical Systems and Aperio Technologies

  Robert Wallace – Chief Executive Officer, Director
  – Joined Pet DRx at its inception in 2004 and served as Chairman of the Board from 2004 to November 2006
  – Founded Pets Rx in 1993 and served as its Chairman until it was sold to VCA Antech in 1996

  Steven Johnson – President, Chief Operating Officer, and Director
  – Joined Pet DRx in July 2007
  – Previously served as President of Fresenius Medical Care North America

  George Villasana – General Counsel, Secretary
  – Joined Pet DRx in June 2007
  – Previously served as Senior Corporate Counsel of AutoNation

  Dr. Stephen Ettinger– Chief Medical Officer
  – Joined Pet DRx in March 2007
  – Previously served as director of California Animal Hospital Veterinary Specialty Group

September 5, 2007

Valuation

Comparable Public Companies in the Healthcare Market

($ millions, except per share data)
	Price 8.24.07	Enterprise Value	LTM	LTM Margins	3 Yr.	LTM CAGR (1)	Enterprise Value / LTM
Company			Sales	EBITDA	Sales	EBITDA	Sales	EBITDA
Animal Healthcare Services
VCA Antech Inc. (WOOF)	$ 39.14	$ 3,786	$ 1,059	22.9%	20.8%	21.2%	3.6 x	15.6 x
Animal Health Product Suppliers
Petsmart Inc. (PETM)	$ 34.10	$ 4,810	$ 4,334	11.7%	11.9%	13.3%	1.1 x	9.5 x
IDEXX Laboratories Inc. (IDXX)	108.00	3,345	828	21.0%	17.1%	15.8%	4.0 x	19.2 x
MWI Veterinary Supply, Inc. (MWIV)	35.88	419	681	4.1%	21.1%	32.0%	0.6 x	14.9 x
PetMed Express Inc. (PETS)	15.72	338	171	14.3%	19.9%	33.0%	2.0 x	13.9 x
Animal Health International, Inc. (AHII)	11.31	389	617	6.1%	N/A	N/A	0.6 x	10.3 x
Heska Corp. (HSKA)	2.05	109	82	9.6%	21.1%	32.1%	1.3 x	13.9 x
Pro Forma Fiscal 2006
			Sales	EBITDA
Pet DRx (pro forma post-merger)(2)	$ 7.75	$ 176	$ 70	N/M	N/A	N/A	2.5 x	N/M

Animal Healthcare Services:
VCA Antech Inc. (WOOF)		$ 3,786	$ 1,059	22.9%	20.8%	21.2%	3.6 x	15.6 x

Animal Health Product Suppliers Companies:
Median		$ 404	$ 649	10.7%	19.9%	32.0%	1.2 x	13.9 x
Mean		1,568	1,119	11.2%	18.2%	25.2%	1.6 x	13.6 x

__________
Source: Capital IQ
(1) Historical results have not been adjusted to reflect the discontinuation of goodwill amortization.
(2) Assumes fully-dilluted post merger shares outstanding of 26.69 million (8.75mm Echo + 17.94mm Newly Issued = 26.69mm), and Pro Forma Revenue of $70.3 million as of 12/31/06.

September 5, 2007

Comparative Multiple Analysis

__________
(1) Market Comp is VCA Antech.
(2) Transaction Comp based on the transaction value / revenue multiple of VCA Antech’s acquisition of Healthy Pet, which was completed June 1, 2007.

September 5, 2007

Animal Health Industry

Large and Growing Market

Several factors driving growth in veterinary healthcare	Veterinary Healthcare Spending: 1991 - 2006
– Demographic shift that supports a
   growing pet population

– Increasing emphasis on pet health and
   wellness

– Industry has more favorable
   economics than human healthcare

– Medical technology previously used
   only on humans is migrating into
   animal care

– Highly fragmented industry - the top
   five competitors in the industry own
   fewer than 6% of all veterinary
hospitals

$ in billions
9.7% CAGR
$6.9
$11.0
$18.2
$21.4
1991
1996
2001
2006

Source: American Veterinary Medical Association ("AVMA") U.S. Pet Ownership & Demographics Sourcebook (2002 Edition). 2006 estimate per APPMA 2005/2006 National Pet Owners Survey.

U.S. Household Pet Ownership

	Households with at least one pet	69 million
	Households with at least one dog	43 million
	Households with at least one cat	38 million

Source: American Veterinary Medical Association.	Source: American Pet Products Manufacturers Association, Inc.

September 5, 2007

Increasing Focus on Pet Health Support Spending Trends
  Increasing focus on pet wellness

  – Roughly 70% of owners would pay “any amount” to save their pet’s life

  – Pet ownership increased from 54% in 1994 to 63% in recent years

  – Dog owning households spend almost 38% more on their dogs in 2001 than in 1996

  – Spending on animal surgical visits doubled between 2000 and 2004

  Changing demographics are impacting demand for veterinary services

  – The population of baby boomers will increase by 46% this decade

  – Baby boomers own more pets and contribute to approximately one third of all pet care expenditures

Source: American Pet Products Manufacturers Association

September 5, 2007

Animal Healthcare More Attractive than Human Healthcare

	Animal Healthcare	Human Healthcare

Payment Dynamics	Primarily cash pay	Complex process of billed charges

Government Reimbursement	None	Cumbersome payment systems

Collections	Received at time of service; low bad debt	Potential long wait times; high bad debt

Liability	Low liability profile; insurance premiums low	Malpractice exposure with high premiums

Regulatory Environment	Mostly unregulated	Highly regulated by state and Federal

Technology Impact	Migration of human technology to animals	Fairly mature technology curve

September 5, 2007

Fragmented Veterinary Care Industry

Number of AVMA Hospitals	Top 5 Operators Comprise < 6% of Hospitals

September 5, 2007

Opportunities Associated with Consolidation
  41% of veterinarians work in practices of only one or two veterinarians

  – Less than 14% of veterinarians work in practices of seven or more veterinarians

  Aggregators are capitalizing on the fragmented market

  – Well capitalized providers able to acquire multiple-location facilities

  – Larger providers able to support development of new medical technology for animal care

  – Vets want to minimize time on administrative tasks and focus solely on practicing medicine

  – Smaller practices find it more difficult to offer new, more complex services

__________
Source: Veterinary Survey by William Blair & Company, L.L.C.

September 5, 2007

Company's Business

What Pet DRx Does

  Pet DRx provides primary and specialty veterinary care services to companion animals through a network of fully owned veterinary hospitals
  Full range of medical treatments:

– Preventative care:
• Vaccinations • Examinations • Spaying / neutering • Dental care

– Specialized diagnostic/medical services:
• X-ray • Ultra-sound • Internal medicine • Surgery • Cardiology • Ophthalmology • Dermatology • Oncology

  Services are delivered through a regional “hub and spoke” system
  – “Hub” is a specialty/emergency hospital providing specialized diagnostic/medical services
  – “Spoke” is a traditional smaller general practice that performs primary and preventative care services

September 5, 2007

Acquisition History
  Pet DRx currently owns and operates 26 veterinary hospitals in northern and southern California

September 5, 2007

Revenue and Margin Opportunities

September 5, 2007

Financial Review

Financial Review -- Historical Financial Challenges
  While Pet DRx is currently building a dynamic veterinary industry platform, it is only three years old.

  – At the end of the first quarter of 2006, Pet DRx operated just six facilities which generated approximately $2.7 million of revenue during the first quarter of 2006, and was staffed accordingly

  – Since then, Pet DRx has grown at an incredible pace, and now owns 26 facilities generating approximately $70 million in pro forma 2006 revenue

  – Pet DRx has achieved this without a corporate acquisition and integration team, and with a limited operations and finance team
  • The Company is now making substantial progress on building that team, but the benefit of these personnel are not reflected in the recently reported results

  – Pet DRx has experienced a higher than normal level of unusual expenses associated with the accounting for the merger with Echo, which has impacted operating results in a negative way

September 5, 2007

Financial Review -- Pet DRx Historical Growth

September 5, 2007

Financial Review Pet DRx Operating Results

	Year Ended December 31,				Three Months Ended
	2004	2005	2006		3/31/07
($ in thousands)	Actual (1)	Actual	Actual	Pro Forma(2)	Pro Forma(2)
Revenues	$ 660	$ 4,740	$ 17,442	$ 70,268	$ 1 7,438
Cost of Revenue	559	3,461	15,510	67,344	17,086
Gross Profit	101	1,279	1,932	2,924	352
Operating Profit / (Loss)	(230)	(1,034)	(1,420)	(428)	(2,236)
Net Loss	$ (275)	$ (1,310)	$ (1,868)	$ (4,643)	$ (3,270)

Items Impacting Operating Profit / (Loss) and Net Loss:
Accounting and Audit Related Fees	$ -	$ -	$(585)	$(585)	$(1,236)
Corporate Payroll, inc. Temps/Consultants	(113)	(743)	(1,244)	(1,244)	(493)
Field Staff Costs	-	-	(139)	(139)	(83)
Interest Income	8	14	527	76	16
Interest Expense	(52)	(200)	(950)	(4,266)	(1,045)

__________
(1) Period from March 10, 2004 (inception) through December 31, 2004
(2) The Pro Forma adjustments give effect as if XLNT acquired these operations on January 1, 2006. In some instances where the acquisition occurred December 31, 2006 or during 2007, the Pro Forma adjustment reflects the results of operations for a twelve month period. Otherwise, the Pro Forma adjustment reflects the results of operations from January 1 to the date of acquisition.

September 5, 2007

Financial Review - Demonstrated Accelerated Growth
  PetDRx has demonstrated an ability to manage rapid growth as evidenced by its success in achieving pro forma revenues of over $70 million within in a three year period. In contrast:

  – Over a nine year period beginning with its formation in 1986, VCA grew its revenues to approximately $67 million

  – Over a nine year period beginning with its formation in 1996, Pets Choice grew its revenues to approximately $69 million

  – Over a nine year period beginning with its formation in 1997, Health Pet grew its revenues to approximately $80 million

  – Over an 11 year period beginning with its formation in 1996, NVA grew its revenues to approximately $120 million

September 5, 2007

Financial Review Financial Improvement Opportunities
  The $57.6 million cash from the merger should provide Pet DRx with the ability to approximately double in size

  – Recently recruited operations team will help expand beyond “low hanging fruit” opportunities, including integration of new technology and expanded operations resulting from real estate rationalization

  – The new integrations teams targeted by Pet DRx should allow earlier recognition of operational improvements in acquired facilities over time

  – A permanent finance team should cost less, and the completion of the audits and merger should eliminate significant one time expenses

  – The success in acquiring high profile practices has led to the establishment of programs that will enhance care and customer’s loyalty and experience

September 5, 2007

Financial Review Pro Forma Balance Sheet
As of March 31, 2007
($ in thousands)	Pro Forma Combined
ASSETS:
Cash and Cash Equivalents	$57,421
Other Current Assets	3,333
Total Current Assets	60,754
Fixed Assets, net	8,636
Goodwill	53,258
Other Assets	9,314
Total Assets	$131,962

LIABILITIES AND STOCKHOLDERS EQUITY:
Accounts Payable	$3,367
Accrued Expenses and Other Current Liabilities	4,476
Current Portion of Debt and Capitalized Lease Obligations	2,803
Total Current Liabilities	10,646
Long-Term Liabilities, Less Current Portion	33,047
Total Liabilities	$43,693
Total Stockholders’ (Deficit)/Equity	88,269
Total Liabilities and Stockholders’ (Deficit)/Equity	$131,962

September 5, 2007